1 BEC Q3 2009 Conf Call & Webcast Presentation 10/29/09 - 1 Beckman Coulter Q3 2009 – Financial Presentation Scott Garrett Chairman, President & Chief Executive Officer Exhibit 99.2 1

BEC Q3 2009 Conf Call &
Webcast Presentation 10/29/09 - 2
Key Points
Q3 2009
Core Business (ex. ODS) performing well:
#1 - Recurring Revenue:           7.7% (cc)
#2 - Cash Instrument Sales:     15% (cc)
#3 - Operating Income
Margin: 13.5%
#4 - Expanded Earnings and Cash Flow
EPS:     $0.95
Free Cash Flow YTD:   > $180M

BEC Q3 2009 Conf Call &
Webcast Presentation 10/29/09 - 3
Strength in Diagnostics- ex ODS       8.4% (cc)
AutoChemistry and Immunoassay growing
above market
Access Immunoassay growing >10% (cc)
Recurring Revenue:  Q3 2009
($ millions)
Product Area
Beckman
Coulter
Olympus
Diagnostics
(ODS) Consolidated
Total Recurring Revenue
% Chg in constant currency
$620.2
7.7%
$55.9 $676.1
17.3%

BEC Q3 2009 Conf Call &
Webcast Presentation 10/29/09 - 4
Deferred instrument renewals
Weakness in Cellular and Life Science
Prior year comparables
Challenging economic environment
Cash Instrument Sales:  Q3 2009
($ millions)
Product Area
Beckman
Coulter
Olympus
Diagnostics
(ODS) Consolidated
Total Cash Instrument Sales
% Chg in constant currency
$137.5
(14.8%)
$9.2 $146.7
(9.4%)

BEC Q3 2009 Conf Call &
Webcast Presentation 10/29/09 - 5
Revenue by Geography:  Q3 2009
($ millions)
Beckman
Coulter
Olympus
Diagnostics
(ODS) Consolidated
United States
% Chg
$381.0
1.2%
$21.2 $402.2
6.8%
International
% Chg in constant currency
$376.8
4.4%
$43.9 $420.6
16.2%
United States:
Recurring revenue growing mid-single digits
Life Science      7%
International:
Recurring revenue growing double digits
Europe (ex ODS)      4% (cc)
Asia Pacific was strong led by China

BEC Q3 2009 Conf Call &
Webcast Presentation 10/29/09 - 6
Olympus Integration
Progress to Date
Integration is meeting expectations
2010 Anticipated Synergies:  $50 to $60M
R&D: $20M
Discontinued Immunoassay R&D
Selling Expense: $25M
Eliminated redundancies to achieve 2010 run rate by year-end
General and Admin.: $5-15M
Still working through transition services
Re-configuring Operations
Rationalizing distribution
Converting to OTL model

7 BEC Q3 2009 Conf Call & Webcast Presentation 10/29/09 - 7 Beckman Coulter Q3 2009 – Financial Presentation Charlie Slacik SVP & Chief Financial Officer 7

BEC Q3 2009 Conf Call &
Webcast Presentation 10/29/09 - 8
2009 Outlook- (ex ODS)
Provided 10/29/09
Total revenue:
Reported     Flat
Constant currency 0% to 2%
Recurring revenue (cc) 6% to 7%
Op income margin ~13%
Non-Operating expense ~ $55 M
Tax rate ~ 25%
CAPEX ~ $325 M
Depreciation & Amortization $270 to $290 M
EPS (based on ~ 65.5M  shares) $3.85 to $3.95
Olympus dilution (ex amortization) $0.08
Olympus dilution (inc amortization) $0.18

BEC Q3 2009 Conf Call &
Webcast Presentation 10/29/09 - 9
Adjusted P & L:  Q3 2009
($ millions)
Beckman
Coulter
Olympus
Diagnostics
(ODS) Consolidated
Revenue:
Recurring revenue
% Chg in constant currency
Cash instrument sales
% Chg in constant currency
TOTAL
% Chg in constant currency
$620.2
7.7%
137.5
(14.8%)
$757.7
2.8%
$55.9
9.2
$65.1
$676.1
17.3%
146.7
(9.4%)
$822.8
11.6%
Operating Income
Margin
$101.7
13.5%
$  2.0
3.1%
$103.7
12.6%
EPS diluted
% Chg
$0.95
26.7%
($0.10*) $0.85
13.3%
*Includes $0.04 for intangible amortization

BEC Q3 2009 Conf Call &
Webcast Presentation 10/29/09 - 10
Adjusted Non-Op*: Q3 2009
($ millions)
Q3 2009 Q3 2008 Change
Interest Income ($1.4) ($2.4) ($1.0)
Interest Expense $21.9 $16.7 ($5.2)
Misc Non-Op $0.0 ($2.0) ($2.0)
Total $20.5 $12.3 ($8.2)
*  Excludes Olympus Acquisition related currency gains

BEC Q3 2009 Conf Call &
Webcast Presentation 10/29/09 - 11
Adjusted P & L:  YTD Q3 2009
($ millions)
Beckman
Coulter
Olympus
Diagnostics
(ODS) Consolidated
Revenue:
Recurring revenue
% Chg in constant currency
Cash instrument sales
% Chg in constant currency
TOTAL
% Chg in constant currency
$1,822.9
6.8%
383.0
(20.1%)
$2,205.9
0.9%
$55.9
9.2
$65.1
$1,878.8
10.0%
392.2
(18.3%)
$2,271.0
3.8%
Operating Income
Margin
$265.2
12.0%
$  2.0
3.1%
$267.2
11.8%
EPS diluted
% Chg
$2.65
17.7%
($0.10*) $2.55
12.8%
*Includes $0.04 for intangible amortization

BEC Q3 2009 Conf Call &
Webcast Presentation 10/29/09 - 12
Balance Sheet & Cash Flow
YTD Q3 2009
CAPEX:      $18M
Increase in PP&E CAPEX offset by decrease
in OTL CAPEX
DSO (ex ODS): 4 day improvement
Inventory turns (ex ODS): 3.0 to 3.1 (cc)
Adjusted EBITDA TTM: $675M      12%
Operating cash flow:    $158M to $402M YTD
Free cash flow > $180M YTD

13 BEC Q3 2009 Conf Call & Webcast Presentation 10/29/09 - 13 Beckman Coulter Q3 2009 – Financial Presentation 13

BEC Q3 2009 Conf Call &
Webcast Presentation 10/29/09 - 14
Concluding Remarks
YTD Q3 2009
Recurring revenue*:                   6.8% (cc)
Adjusted operating expense*:      3% (cc)
Olympus update:
Rationale:  Reach into high-volume labs,
extending cross-selling
Integration:  Synergies on plan
2010 preliminary outlook, including Olympus, on
December 17, 2009 at our Annual Business Review
in New York
*Excludes ODS

15 BEC Q3 2009 Conf Call & Webcast Presentation 10/29/09 - 15 Beckman Coulter Q3 2009 – Financial Presentation 15

BEC Q3 2009 Conf Call &
Webcast Presentation 10/29/09 - 16
Forward-Looking Statements and
Non-GAAP Financial Information
This presentation contains forward-looking statements within the meaning of Section 27A of the
Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as
amended.  The forward-looking statements expectations, estimates, forecasts and projections about the company and are subject to risks and uncertainties, some of which may be beyond the company’s control, that could cause actual results and events to differ materially from those stated in the forward-
looking statements. These risks and uncertainties include our ability to compete effectively; changes in laws and regulations, including pending health care reform; market demand for the company’s new and existing products; intellectual property infringement claims by others and the ability to protect the company’s intellectual property; difficulty in obtaining materials and components for our products;
consolidation of our customer base, formation of group purchasing organizations and changes in customer inventory levels and inventory management practices; reductions in government funding to our customers; foreign currency exchange fluctuations; global market, economic and political conditions and natural disasters; costs associated with our supply chain initiatives; tax risks and regulations; changes in the value of our investment in marketable securities; and our ability to successfully acquire and integrate acquired businesses and realize the anticipated benefits from such acquisitions, including our acquisition of the lab-based diagnostics business of Olympus Corporation.  Additional factors that could cause actual results to differ are discussed in Part I, Item 1A (Risk Factors) of the Company’s Form 10-
K filed with the SEC on February 23, 2009 as well as in the Company’s Form 10-Q filed since then and reports on Form 8-K.  Forward-looking statements contained in this presentation are made only as of the date hereof, and we undertake no obligation to update these disclosures except as may be required by law.
The financial information provided in this presentation uses non-GAAP financial measures.
Reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures and management’s view about the usefulness of the information to investors can be found in our third quarter earnings release filed with our Form 8-K dated October 29, 2009 and also is available on our website at www.beckmancoutler.com under Investor Relations “What’s Ahead.”